                                                                 EXECUTION COPY


                              CENDANT CORPORATION

                              U.S. $1,010,000,000
                               Medium-Term Notes

                             DISTRIBUTION AGREEMENT


                                           March 5, 1998

Bear, Stearns & Co. Inc.
245 Park Avenue
New York, NY  10167

Chase Securities Inc.
270 Park Avenue
New York, New York  10017

Lehman Brothers Inc.
3 World Financial Center
12th Floor
New York, NY  10285

Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated
North Tower
World Financial Center
New York, New York  10281

Dear Sirs:

                  Section 1. Introductory. Cendant Corporation, a Delaware corporation (the "Company"), has filed with the Securities and Exchange Commission (the "Commission"), and the Commission declared effective on February 23, 1998, a registration statement on Form S-3 (Registration No. 333-45227, hereinafter called the "Registration Statement"), covering up to U.S. $4,000,000,000 aggregate principal amount of the Company's debt and equity securities (the "Securities"). Any reference herein to the term "Registration Statement" shall be deemed to refer, unless the context otherwise indicates, to the Registration Statement, including the form of final prospectus, financial statements and other documents included or incorporated by reference therein and all exhibits included therein, as



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from time to time amended, and the term "Prospectus" shall be deemed to refer collectively, unless the context otherwise indicates, to the final prospectus in the form filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933 (the "Act") and each prospectus as supplemented mailed to the Commission pursuant to Rule 424(c) under the Act, including documents incorporated by reference therein, as from time to time amended or supplemented (exclusive of any supplements relating solely to Securities that are not Offered Securities as hereinafter defined). The Securities will be issued under one or more indentures (the "Indentures") identified and described in the Registration Statement between the Company and one or more commercial banks, as trustees (the "Trustees"). One class of Securities that the Company is authorized to issue under the Indentures is Medium-Term Notes (the "Offered Securities"). Without limitation on the Company's right to sell all other classes of Securities through underwriters (which may include any or all of you) or dealers, or directly to one or more institutional investors, or through agents (which may include any or all of you), and without limitation on the Company's right to sell Offered Securities through other agents as provided in
Section 3(a) hereof, the Company confirms its agreement with you with respect to the issue and sale by the Company of up to U.S. $1,010,000,000 (or the equivalent in foreign currency or currency units) principal amount of the Offered Securities issued under the Indentures, subject to reduction as a result of the concurrent sale of other Securities of the Company.

                  Section 2. Representations and Warranties of the Company. The Company represents and warrants to each of you, as of the date hereof, as of the Closing Time hereinafter referred to and as of the times referred to in Sections 4(k) and 4(l) (in each case the "Representation Date"), as follows:

                  (a) The Registration Statement and the Prospectus, on their respective dates of effectiveness and filing did, and as of the applicable Representation Date will, conform in all material respects to the requirements of the Act, the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the rules and regulations (the "Rules and Regulations") of the Commission; as of the respective dates of their effectiveness and filing, neither the Registration Statement nor the Prospectus did, nor as of the applicable Representation Date will, include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties contained in this paragraph do not apply to (i) statements or omissions in the Registration Statement or the Prospectus based upon written information furnished to the Company by any of you or any of the Trustees expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of any Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to such Trustee by or on behalf of the Company for use therein.




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                  (b) The Company has been duly incorporated and is validly
existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct the businesses presently being conducted by it.

                  (c) Neither the execution or delivery of this Agreement, the Offered Securities or the Indentures, the consummation of the transactions herein or therein contemplated, nor compliance with the terms, conditions or provisions of any such instruments, will result in a breach or violation of any of the terms and provisions of, or constitute (with due notice or lapse of time, or both) a default under, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any material subsidiary of the Company is a party or by which it or any of its assets is bound, any statute, the charter or by-laws of the Company or any material subsidiary or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any material subsidiary or over its assets (except, no representation, warranty or agreement is being made in this paragraph as to the Blue Sky or securities laws of any State of the United States or the District of Columbia, the Commonwealth of Puerto Rico or foreign jurisdictions).

                  (d) This Agreement has been duly authorized, executed and delivered on behalf of the Company and is a valid and legally binding agreement of the Company enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally); the Offered Securities have been duly authorized and, when authenticated as contemplated by the applicable Indenture or Indentures and delivered and paid for in accordance with this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms (except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting creditors' rights generally) and will be entitled to the benefits provided by the applicable Indenture or Indentures.

                  (e) There is no consent, approval, authorization, order, registration or qualification of or with any court or any regulatory authority or other governmental body having jurisdiction over the Company or any material subsidiary which is required for, or the absence of which would materially affect, the issue and sale of the Offered Securities as contemplated by this Agreement or the execution, delivery or performance of the Indentures, except the registration under the Act of the Offered Securities, the qualification of the Indentures under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the securities or "Blue Sky" laws of any jurisdiction in connection with the offering of the Offered Securities by the Company and the Agent in the manner contemplated hereby.




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                  (f) All financial statements of the Company provided to the
Agent(s) by the Company (including those contained in the Registration Statement) fairly present the financial condition of the Company in all material respects and have been prepared in conformity with U.S. generally accepted accounting principles.

                  (g) The Company has complied with all provisions of section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida).

                  Section 3. Solicitations as Agent; Purchases as Principal or Underwriter.

                  (a) Solicitations as Agent. On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each of you will use your best efforts to solicit offers to purchase the Offered Securities upon the terms and conditions set forth in the Prospectus as then amended or supplemented. You are hereinafter sometimes referred to in your capacity as agents, individually as an "Agent" and collectively as the "Agents". The Company reserves the right, and may submit offers, to purchase and sell Offered Securities directly to the public on its own behalf in jurisdictions in which it is authorized to do so. In addition, after notice to each of the Agents, the Company may appoint any additional agent to solicit and receive offers to purchase Offered Securities from the Company upon the terms and conditions set forth in the Prospectus, provided that any such additional agent is made a party to this Agreement or executes a distribution agreement substantially identical to this Agreement.

                  Each Agent further undertakes that in connection with the distribution of Offered Securities denominated in any foreign currency or currency unit, it will comply with the further restrictions in respect of offers and sales of Offered Securities so denominated set forth in Exhibit C hereto.

                  The Company agrees to pay each Agent a commission for each Offered Security sold, the purchase of which is solicited by such Agent, as follows:

                                                   Commission as a Percentage
Maturity                                               of Principal Amount

 9 months to less than 1 year                                .125%

 1 year to less than 18 months                               .150

18 months to less than 2 years                               .200

 2 years to less than 3 years                                .250




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 3 years to less than 4 years                                .350

 4 years to less than 5 years                                .450

 5 years to less than 6 years                                .500

 6 years to less than 7 years                                .550

 7 years to less than 10 years                               .600

10 years to less than 15 years                               .625

15 years to less than 20 years                               .700

20 years to 30 years                                         .750

More than 30 years to 40 years                          To be negotiated

                  The authorized denominations of Offered Securities denominated in a currency or currency unit other than United States dollars shall be the equivalent, as determined by the Market Exchange Rate (as defined herein) for such currency or currency unit on the business day immediately preceding the trade date for such Offered Securities, of U.S. $1,000 (rounded down to an integral multiple of 1,000 units of such currency or currency unit), and any larger amount that is an integral multiple of 1,000 units of such currency or currency unit. The authorized denominations of Offered Securities denominated in United States dollars shall be U.S. $1,000 and any larger amount that is an integral multiple of U.S. $1,000. The Agents shall communicate to the Company, orally or in writing, each offer to purchase Offered Securities other than those rejected by the Agents. The Company shall have the sole right to accept offers to purchase the Offered Securities and may reject any such offer in whole or in part. The Agents shall have the right to reject any offer to purchase the Offered Securities in whole or in part, and any such rejection shall not be deemed a breach of their agreements contained herein.

                  The "Market Exchange Rate" on a given date for a given foreign currency means the noon buying rate in New York City for cable transfers in such currency as certified for customs purposes by the Federal Reserve Bank of New York on such date; provided, however, that in the case of European Currency Units, Market Exchange Rate means the rate of exchange determined by the Council of European Communities (or any successor thereto) as published on such date or the most recently available date in the Official Journal of the European Communities (or any successor publication).




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                                       6

                  (b) Purchases as Principal or Underwriter. Each sale of Offered Securities to any or all of you as principal or underwriter for resale to others shall be made in accordance with the terms of this Agreement and a separate agreement to be entered into between us which will provide for the sale of such Offered Securities to, and the purchase and reoffering thereof by, any or all of you. Each such separate agreement is herein referred to as a "Terms Agreement". Your commitment to purchase Offered Securities pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall specify the currency denomination, principal amount and maturity of Offered Securities to be purchased by you pursuant thereto, the price to be paid to the Company for such Offered Securities (which, if not so specified in a Terms Agreement, shall be at a discount equivalent to the applicable commission set forth in Section 3(a) hereof), the initial public offering price, if any, at which the Offered Securities are proposed to be reoffered, the time and place of delivery of and payment for such Offered Securities, and any provisions relating to rights of, and default by, any purchasers acting together with you in the reoffering of the Offered Securities. To the extent required, such Terms Agreement shall also specify any requirements for opinions of counsel, officer's certificates and letters from its independent certified public accountants (who must be of national standing) (the "Accountants") pursuant to Section 5 hereof. Terms Agreements, each of which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written communication (including a written confirmation of an oral agreement) between the Company and each of you participating in the sale referred to therein, including by telecopy or telex. If agreed to by the Company and any one or more Agents, such Agents may purchase Offered Securities as principal pursuant to the procedures for documentation and settlement applicable to agency sales. The Agents may utilize a selling or dealer group in connection with the resale of the Offered Securities.

                  (c) Procedures. Certain administrative functions are set forth in the Medium-Term Note Administrative Procedures (the "Procedure"), attached hereto as Exhibit B. You and the Company agree to perform the respective duties and obligations specifically provided to be performed by each of them herein and in the Procedure, as amended from time to time. The Procedure may only be amended by written agreement of all the parties hereto.

                  (d) Delivery. The documents required to be delivered by
Section 5 hereof (subject to paragraph (b) above) shall be delivered at the office of Shearman & Sterling, 599 Lexington Avenue, New York, New York, on the date hereof, and at the delivery time specified in each Terms Agreement (each called a "Closing Time").




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                                                         7

                  Section 4. Covenants of the Company. The Company covenants with you that:

                  (a) The Company will make no amendment or supplement (other than by an amendment or supplement in the form previously agreed to by the parties providing solely for a change in the interest rates or maturities offered in the Offered Securities, or for a change in the currency in which the Offered Securities are denominated, chosen from among currencies that have previously been described in the Prospectus (a "Pricing Supplement")) to the Registration Statement or the Prospectus, whether by the filing of documents incorporated by reference in whole or in part into the Registration Statement or the Prospectus or otherwise, or make any change in the form of final prospectus prior to the time it is first filed with the Commission pursuant to Rule 424(b) under the Act, prior to having furnished each of you a reasonable opportunity to review the same and which shall not have been disapproved by you; the Company will advise each of you promptly of the filing and effectiveness of any amendment to the Registration Statement or the filing of any amendment or supplement (other than a Pricing Supplement) to the Prospectus (including the filing and effectiveness of any document incorporated by reference in whole or in part into the Registration Statement or the Prospectus), and of the institution by the Commission of any stop-order proceedings in respect of the Registration Statement, and will use its best efforts to prevent the issuance of any such stop-order and to obtain as soon as possible its lifting, if issued.

                  (b) If at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act any event occurs as a result of which the Registration Statement or Prospectus would include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in your reasonable opinion or in the reasonable opinion of the Company, it is necessary at any time to amend or supplement the Registration Statement or Prospectus (including any document incorporated by reference in whole or part therein) to comply with the Act, the Company promptly will notify you, or you shall, as the case may be, suspend solicitation of offers to purchase Offered Securities and, if so notified by the Company, you shall forthwith suspend such solicitation and cease using the Prospectus; the Company will promptly prepare and file with the Commission an amendment or supplement to such Registration Statement or Prospectus (or to such document incorporated by reference therein) which will correct such statement or omission or effect such compliance and will supply such amended or supplemented Prospectus or document to each of you in such quantities as you may reasonably request; and if such amendment or supplement or document, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (i) below in connection with the preparation or filing of such amendment or supplement, are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement or document with the Commission or effectiveness of an



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                                       8

amendment to the Registration Statement, resume your respective obligation to solicit offers to purchase Offered Securities hereunder.

                  (c) As soon as practicable, the Company will make generally available to its security holders an earnings statement or statements that will satisfy the provisions of Section 11(a) of the Act and Rule 158 thereunder.

                  (d) The Company will furnish to each of you copies of all amendments of and supplements (other than Pricing Supplements, copies of which need only be furnished to the Agents involved in the sale of the Offered Securities to which such Pricing Supplements relates) to the Registration Statement and the Prospectus, as soon as available and in such quantities as you reasonably request.

                  (e) The Company will take such action as you may request in order to qualify the Offered Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as you may request; provided, however, that in no event shall the Company be obligated to subject itself to taxation or to qualify to do business in any jurisdiction where it is not now so subject or qualified or to take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Offered Securities, in any jurisdiction where it is not now so subject.

                  (f) So long as any Offered Security is outstanding, the Company will furnish to each of you, as soon as practicable after the end of each fiscal year, a balance sheet and statement of income of the Company as at the end of and for such fiscal year in reasonable detail and reported on by independent public accountants. The Company will furnish to each of you as soon as practicable after the end of each quarterly fiscal period (except for the last quarterly fiscal period of each fiscal year), a balance sheet and statement of income of each of the Company as at the end of such period and for the fiscal year to date, certified by either the Chief Financial Officer or Chief Accounting Officer of the Company. So long as the Company has active subsidiaries, such financial statements will be furnished on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated.

                  (g) The Company shall furnish to each of you as soon as practicable following the filing of any amendment or supplement (other than a Pricing Supplement) to the Registration Statement or Prospectus (including the filing of any document incorporated by reference in whole or in part into the Registration Statement or Prospectus), a certificate of (i) the Chairman of the Board, the President, any Executive Vice President or any Vice President and
(ii) the Vice President and Treasurer, the Vice President and Controller or any other Vice President of the Company to the effect that, at the date of such certificate, neither the Registration Statement nor the Prospectus includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of



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                                       9

the circumstances under which they were made, not misleading, except that the foregoing does not apply to (i) statements or omissions in the Registration Statement or Prospectus based upon written information furnished to the Company by any of you expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of any Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to such Trustee by or on behalf of the Company for use therein.

                  (h) The Company shall furnish to each of you (i) forthwith after the Company is required to file the same with the Commission, copies of its annual reports and quarterly reports on Forms 10-K and 10-Q, respectively, its proxy statements and of any other information, documents and reports that the Company is required to file with the Commission pursuant to Section 13, 14 or Section 15(d) of the Securities Exchange Act of 1934 or with the New York Stock Exchange, Inc., or any other national securities exchange on which any security of the Company is listed and (ii) at the earliest time the Company makes the same available to others, copies of annual reports and other financial reports of the Company furnished or made available to the public generally.

                  (i) The Company shall furnish to each of you such documents, certificates of officers of the Company and opinions of counsel for the Company relating to the business, operations and affairs of the Company, the Registration Statement, the Prospectus (including any amendments or supplements thereto), the Indenture, the Offered Securities, this Agreement, the Procedure and the performance by the Company and you of our respective obligations hereunder and thereunder as you may from time to time and at any time prior to the termination of this Agreement reasonably request.

                  (j) The Company shall pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its Accountants, the cost of printing and delivery of the Registration Statement, the Prospectus (including all amendments and supplements thereto) and the Indentures, the costs of preparing, printing, packaging and delivering the Offered Securities, the fees and disbursements of the Trustees and the fees of any agency that rates the Offered Securities, the reasonable fees of your counsel, and will reimburse you from time to time for all reasonable out-of-pocket expenses incurred by you, including in connection with the offering and sale of the Offered Securities and the qualification of the Offered Securities for sale and determination of eligibility for investment of the Offered Securities under the securities or Blue Sky laws of such jurisdictions as you designate and any advertising expenses connected with the offering and sale of Offered Securities.

                  (k) Each acceptance by the Company of an offer to purchase Offered Securities and each delivery of Offered Securities in any sale made to, or pursuant to an offer solicited by, you will be deemed to be an affirmation to any Agent that solicited such



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offer or purchased such Offered Securities that the representations and warranties of the Company contained in Sections 2(a) through 2(f) are true and correct at the time of such acceptance or delivery, as though made at and as of such time, and a representation and warranty to any Agent that solicited such offer or purchased such Offered Securities that neither the Registration Statement nor the Prospectus includes any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that the foregoing does not apply to (i) statements or omissions in the Registration Statement or the Prospectus based upon written information furnished to the Company by any of you expressly for use therein or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of any Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to such Trustee by or on behalf of the Company for use therein.

                  (l) Each time that the Registration Statement or the Prospectus (including any portion of any document incorporated by reference in whole or part into either), is amended or supplemented (other than by a Pricing Supplement), the Company will deliver or cause to be delivered forthwith to each of you a certificate of the officers of the Company as specified in
Section 4(g), dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form reasonably satisfactory to you, to the effect that the statements contained in the certificate referred to in Section 5(c)(ii) that was last furnished to you (either pursuant to Section 5(c)(ii) or this Section 4(l)) are true and correct at the time of the effectiveness of such amendment or the filing of such supplement as though made at and as of such time or, in lieu of such certificate, a certificate of the same tenor as the certificate referred to in Section 5(c)(ii) dated the effective date of such amendment or the date of filing of such supplement.

                  (m) Each time that the Registration Statement or the Prospectus, including any portion of any document incorporated by reference in whole or part into either, is amended or supplemented (other than by a Pricing Supplement, and except for an amendment or supplement occasioned by the incorporation by reference of proxy materials of the Company or reports of the Company on Form 10-K, Form 10-Q or Form 8-K, in which case the written opinion furnished by the Company referred to hereafter shall be that of the General Counsel or Assistant General Counsel of the Company), the Company shall furnish or cause to be furnished forthwith to each of you a written opinion of counsel for the Company acceptable to the Agents, dated the date of the effectiveness of such amendment or the date of filing of such supplement or the filing of such document incorporated by reference into the Registration Statement or the Prospectus, in form satisfactory to you, relating to the Registration Statement and the Prospectus.

                  (n) Each time that the Registration Statement or the Prospectus is amended or supplemented to set forth amended or supplemental financial information, whether by



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incorporation by reference in whole or in part or otherwise, the Company shall cause its Accountants forthwith to furnish to each of you a letter, dated the date of the effectiveness of such amendment or the date of filing of such supplement, in form satisfactory to you, of the same tenor as the letter referred to in Section 5(d) with such changes as may be necessary to reflect the amended or supplemental financial information included in the Registration Statement and the Prospectus and the other financial information of the Company available within five days of the date of such letter; provided, however, that such Accountants need only furnish you a letter in compliance with SAS 71, as appropriately modified, where such amendment or supplement or document incorporated by reference only sets forth unaudited quarterly financial information contained in the Company's Quarterly Report on Form 10-Q.

                  (o) Between the date of any Terms Agreement and the settlement date with respect to the Offered Securities covered thereby, the Company will not, without the prior consent of each of you that is a party to such Terms Agreement, offer or sell, or enter into any agreement to sell, any debt securities of the Company, other than (i) borrowings under the Company's revolving credit agreements and lines of credit and (ii) issuances of the Company's commercial paper.

                  (p) The Company shall offer to any person who has agreed to purchase Offered Securities as a result of an offer to purchase solicited by any of you the right to refuse to purchase and pay for such Offered Securities if, on the related settlement date fixed pursuant to the Procedure, (i) the condition set forth in Section 5(a) hereof shall not be satisfied, (ii) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or any such agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company or (iii) if any of the events set forth in clause (ii) or clause (iii) of the second sentence of Section 9 hereof shall have occurred (it being understood that, for purposes of this paragraph (p), the judgment of such person shall be substituted for the judgment of the Agent with respect to the matters referred to in clause (ii) of the second sentence of Section 9 hereof, and that the Agent shall have no duty or obligation to exercise its judgment on behalf of such person). This paragraph (p) shall not affect any other right of any person who has agreed to purchase Offered Securities to refuse to purchase and pay for such Offered Securities that arises under any other provision of this Agreement.

                  Section 5. Conditions of Obligations. Your several obligations to solicit offers to purchase the Offered Securities as Agent(s) and your obligations to purchase Offered Securities pursuant to any Terms Agreement or otherwise will be subject to the accuracy of the representations and warranties on the part of the Company herein, to the accuracy of the statements of the Company's officers made in each certificate furnished pursuant to the provisions hereof, to the performance and observance by the Company of all



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                                       12

covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                  (a) At and subsequent to the date hereof and at each Closing Time no stop-order suspending the effectiveness of the Registration Statement shall have been issued and remain outstanding and no proceedings for that purpose shall have been instituted or, to your knowledge or the knowledge of the Company, threatened or contemplated by the Commission.

                  (b) At the date hereof and at each Closing Time if called for by the applicable Terms Agreement, each of you (or, with respect to a Closing Time called for by any Terms Agreement, each of you that is a party to such Terms Agreement) shall have received an opinion, dated, as applicable, either the date hereof or such Closing Time, of counsel for the Company acceptable to the Agents (it being understood that the opinion of the General Counsel or Vice President, Legal of the Company shall be acceptable to the Agents unless otherwise provided in the Terms Agreement), substantially identical to the proposed form of their opinion heretofore delivered to each of you.

                  (c) (i) At the date hereof and at each Closing Time, subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus (except as set forth in or contemplated by the Registration Statement and the Prospectus), the Company shall not have incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business, nor shall there have been any material decrease in the stockholders' equity or any material increase in the long-term debt of the Company or any material adverse change in the condition, financial or otherwise, or in the earnings, affairs or business prospects of the Company, whether or not arising in the ordinary course of business.

                  (ii) At the date hereof and at each Closing Time if called for by the applicable Terms Agreement, each of you (or, with respect to a Closing Time called for by any Terms Agreement, each of you that is a party to such Terms Agreement) shall have received a certificate, dated, as applicable, the date hereof or such Closing Time, signed by the officers of the Company specified in Section 4(g), certifying that, to the best of their knowledge after reasonable investigation, the statements made in the immediately preceding paragraph (i) are accurate and to the effect that (A) no stop-order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or, to the knowledge of such officers, are threatened or contemplated by the Commission, (B) the Registration Statement and the Prospectus conform in all material respects to the requirements of the Act, the Trust Indenture Act and the Rules and Regulations, (C) neither the Registration Statement nor the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the case of the Prospectus, in the light of the circumstances under



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                                       13

which they were made, not misleading, except that the foregoing does not apply to (i) statements or omissions in the Registration Statement or the Prospectus made in reliance upon information furnished in writing to the Company by any of you or on your behalf expressly for use therein, it being understood and agreed that the only such information consists of the information described as such in
Section 6(b) hereof, or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of any Trustee, except statements or omissions in such Statement made in reliance upon information furnished in writing to such Trustee by or on behalf of the Company for use therein, and (D) the representations and warranties of the Company included in Sections 2(a) through 2(g) are, as of the Closing Time, accurate in all material respects and the Company has performed and observed all covenants and agreements herein contained on its part to be performed and observed prior to the Closing Time.

                  (d) At the date hereof, and at each Closing Time if called for by the applicable Terms Agreement, each of you (or, with respect to a Closing Time called for by any Terms Agreement, each of you that is a party to such Terms Agreement) shall have received a letter, dated as of the Closing Time, signed by the Accountants, substantially identical to the proposed form of such letter heretofore delivered to each of you.

                  (e) At the date hereof and at each Closing Time if called for by the applicable Terms Agreement, each of you (or with respect to a Closing Time called for by any Terms Agreement, each of you that is a party to such Terms Agreement) shall have received an opinion, dated such date, of Shearman & Sterling, or other counsel selected by the Agents, with respect to the Company, the Offered Securities, the Registration Statement, including the form of final prospectus included therein, this Agreement and the form and sufficiency of all proceedings taken in connection with the authorization, sale and delivery of the Offered Securities, all of which shall be satisfactory in all respects to you, and the Company shall have furnished to your counsel such documents as such counsel may reasonably request for the purpose of enabling them to render such opinion.

                  (f) At the date hereof and at each Closing Time if called for by the applicable Terms Agreement, the Company shall have furnished to each of you (or, with respect to a Closing Time called for by any Terms Agreement, each of you that is a party to such Terms Agreement) such further information and documents as you may have reasonably requested.

                  (g) There shall not have occurred any change, or any development involving a prospective change, involving currency exchange rates, exchange controls, taxation or similar matters that in your respective judgments makes it impracticable or inadvisable to proceed with your solicitation of offers to purchase the Offered Securities denominated in the affected currency or currencies, or your purchase of such Offered Securities from the Company as principal; provided, however, that any such change or development shall not affect your respective obligations with respect to Offered Securities denominated in any currency not so affected.

                  Your respective obligations to purchase Offered Securities pursuant to any Terms Agreement (or as contemplated by the last sentence of Section 3(b) hereof) will be subject to the following further conditions: (a) the rating assigned by any nationally recognized securities rating agency to any debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since that date nor shall any such organization have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company and (b) there shall not have come to your attention any facts that would cause you to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Offered Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

                  Section 6. Indemnification. (a) The Company shall indemnify and hold harmless each of you, each of your partners, directors, officers and employees and each person, if any, who controls you within the meaning of
Section 15 of the Act against any and all losses, claims, damages, and liabilities, joint or several (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which you or they, or any of you or them, may become subject under the Act, the Securities Exchange Act of 1934 or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except that the foregoing does not apply to
(i) untrue statements or omissions or alleged untrue statements or omissions in such preliminary prospectus, the Registration Statement or the Prospectus, based upon written information furnished to the Company by any of you expressly for use therein, it being understood and agreed that the only such information consists of the information described as such in subsection (b) below, or (ii) that part of the Registration Statement that constitutes the Statement of Eligibility under the Trust Indenture Act on Form T-1 of any Trustee; provided, however, that the aforesaid indemnity agreement with respect to the Registration Statement and the Prospectus shall not inure to your or their benefit (if the person asserting any such loss, claim, damage or liability purchased the Offered Securities which are the subject thereof through you), or to the benefit of any person controlling you, if the Company shall have furnished an amendment or supplement to the Prospectus to you prior to the time a written confirmation of the sale of such Offered Securities was sent or given to the person asserting such loss, claim, damage, liability or action for which indemnification is sought, and the Prospectus as so supplemented or amended (i) corrected the alleged misstatement or omission on which the asserted loss, claim, damage or liability was based and (ii) was not sent or given to such person at or prior to the written confirmation of the sale of such Offered Securities to such person.

                  (b) Each Agent shall indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Act, each director of the Company and each officer of the Company who signs the Registration Statement or any amendment thereto to the same extent as the foregoing indemnity from the Company to you but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by such Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agents consists of the following information in the prospectus supplement dated March 5, 1998 (the "Prospectus Supplement"), relating to the Offered Securities: (i) the paragraph on page S-2 (the inside cover page) concerning stabilization by the Agents; (ii) the first sentence in the first paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement, but only with respect to any determination of price by the Agents; (iii) the second sentence in the second paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement; (iv) the third sentence in the second paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement, but only with respect to any determination of price by the Agents; (v) the last sentence in the second paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement; (vi) the third paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement; and (vii) the second sentence in the fifth paragraph of text under the caption "Supplemental Plan of Distribution" in the Prospectus Supplement.

                  (c) Any party which proposes to assert the right to be indemnified under this Section 6 shall, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under paragraph (a) or (b) of this Section 6, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this
Section 6. In case any such action, suit or proceeding is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it wishes, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not except with the consent of the indemnified party be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its own counsel in any such action, but the fees and expenses of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized by the indemnifying party, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party has not in fact employed counsel satisfactory to such indemnified party to assume the defense of such action, in any of which events such fees and expenses shall be borne by the indemnifying party. An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent (which shall not be unreasonably withheld). No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any action or claim in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                  (d) If the indemnification provided for in this Section 6 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and each of you on the other from the offering of the Offered Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and each of you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and each of you on the other shall be deemed to be in the same proportion as the total net proceeds received by the Company (before deducting expenses) from the sale of the Offered Securities to which such loss, claim, damage or liability (or action in respect thereof) relates bear to the total commissions or discounts received by each of you in respect thereof. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Agent shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities purchased by or through such Agent and to which such loss, claim, damage or liability (or action in respect thereof) relates were sold exceeds the amount of any damages which such Agent has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Agents' obligations to contribute pursuant to this
Section 6(d) are several, in proportion to the respective principal amounts of Offered Securities to which such loss, claim, damage or liability (or action in respect thereof) relates and purchased or sold by each of such Agents, and not joint.

                  (e) The obligations of the Company under this Section 6 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls you within the meaning of the Act; and your obligations under this
Section 6 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

                  Section 7. Position of the Agent(s). In soliciting purchases of the Offered Securities, each Agent is acting solely as agent for the Company, and not as principal. Each Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Offered Securities has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.

                  Section 8. Representations and Indemnities to Survive Delivery. Your respective indemnities, agreements, representations, warranties and other statements and those of the Company or its officers set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any of you or on behalf of the Company or any of its officers or directors or any controlling person, and will survive each delivery of and payment for any of the Offered Securities.

                  Section 9. Termination. This Agreement may be terminated at any time (i) by the Company with respect to any Agent by giving written notice of such termination to such Agent or (ii) by any Agent, as to the rights and obligations of such Agent only, by giving written notice to the Company. Any Agent that is a party to any Terms Agreement may also terminate such Terms Agreement (or other obligation to purchase Offered Securities as principal as contemplated by the penultimate sentence of Section 3(b) hereof), immediately upon notice to the Company, at any time prior to the Closing Time relating thereto (i) if there has been, since the respective dates as of which information is given in the Registration Statement and Prospectus, any material adverse change in the condition, financial or otherwise, of the Company and its subsidiaries considered as one enterprise, or in the earnings, affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States, or of any other country in the currency of which the Offered Securities are denominated, is such as to make it, in the judgment of such Agent, impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities, or (iii) if trading in any securities of the Company has been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York State authorities or by authorities in any other country in the currency of which the Offered Securities are denominated. In the event of such termination by the Company, the Company and any Agent as to which this Agreement has been terminated shall have no liability or other obligation to each other, and in the event of such termination by an Agent, such Agent and the Company shall have no further liability or obligation to each other, in each case except as provided in the first sentence of the third paragraph of
Section 3(a), Section 4(c), Section 4(j), Section 6 and Section 8 and except that, if at the time of termination (i) an offer to purchase any of the Offered Securities has been accepted by the Company but the time of delivery to the purchaser or its agent of the Offered Security or Offered Securities relating thereto has not occurred or (ii) any Agent shall own any of the Offered Securities which were bought by such Agent as principal with the intention of reselling them, the Company's obligations provided in Sections 4(k) through 4(n) and, in the circumstances described in clause (ii) of this sentence, all obligations of the Company relating to such Agent's ability to resell such Offered Securities, shall not be terminated.

                  Section 10. Notices. All communications hereunder will be in writing and, if sent to you, will be mailed, delivered or telegraphed and confirmed in duplicate originals to:

                  Chase Securities Inc.
                  270 Park Avenue
                  New York, New York  10017
                  Attention:  Medium-Term Note Desk
                  Telephone:  212-834-4421
                  Telecopier:  212-834-6081

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, NY  10167
                  Attention:  Medium-Term Note Desk
                  Telephone:  212-272-5371
                  Telecopier:  212-272-6227

                  Lehman Brothers Inc.
                  3 World Financial Center
                  12th Floor
                  New York, NY  10285
                  Attention:  MTN Product Management
                  Telephone:  212-526-2040
                  Telecopier:  212-528-1718

                  Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated
                  North Tower
                  World Financial Center
                  New York, New York  10281
                  Attention:  MTN Product Management
                  Telephone:  212-449-7476
                  Telecopier:  212-449-2234

                  or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 6 Sylvan Way, Parsippany, New Jersey 07054, Attention of Vice President and Treasurer.

                  Section 11. Parties. This Agreement will inure to the benefit of and be binding upon each of the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement is intended or is to be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons, directors, officers and employees referred to in
Section 6, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole exclusive benefit of the parties hereto and their respective successors and said controlling persons and said directors, officers and employees, and for the benefit of no other person, firm or corporation. No purchaser of any Offered Securities through any Agent will be deemed to be a successor by reason merely of such purchase.

                  Section 12. Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

                  If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between the Company and you in accordance with its terms.

                                          Very truly yours,

                                          CENDANT CORPORATION

                                          By   /s/ Eric J. Bock
                                               -------------------------------
                                               Name:  Eric J. Bock
                                               Title: Vice President, Legal
Confirmed and Accepted,
as of the date first
above-written:

BEAR, STEARNS & CO. INC.

By    /s/ Timothy A. O'Neill
      ---------------------------
      Name:  Timothy A. O'Neill
      Title: Senior Managing Director

CHASE SECURITIES INC.

By    /s/ Kevin J. Kulak
      -----------------------------
      Name:  Kevin J. Kulak
      Title: Vice President

LEHMAN BROTHERS INC.

By    /s/ Robert H. Swindell
      ------------------------------
      Name:  Robert H. Swindell
      Title: Managing Director

MERRILL LYNCH, PIERCE, FENNER
  & SMITH INCORPORATED

By    /s/ Scott G. Primrose
      ------------------------------
      Name:  Scott G. Primrose
      Title: Authorized Signatory

                                   EXHIBIT A


                              CENDANT CORPORATION
                            (A Delaware corporation)

                               Medium-Term Notes

                                TERMS AGREEMENT


                                     [Date]

Cendant Corporation
6 Sylvan Way
Parsippany, New Jersey 07054
Attention:  __________________

                   Re:     Distribution Agreement for
                           Above-Mentioned Securities

                  Pursuant to the Distribution Agreement dated March 5, 1998 between Cendant Corporation (the "Company") and Bear, Stearns & Co. Inc., Chase Securities Inc., Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Agents, the undersigned agrees to purchase the Company's Medium-Term Notes having the principal amounts (denominated in the respective currencies), maturities, interest rates and other terms set forth in Schedule I hereto.

                  [The opinions referred to in Sections 5(b) and 5(e) of the Distribution Agreement, the accountants' letter referred to in Section 5(d) of the Distribution Agreement [and the officer's certificate referred to in
Section 5(c)(ii) of the Distribution Agreement] will be required.]

                                              [AGENT]

                                              By
                                                   Name:
                                                   Title:

Accepted:

CENDANT CORPORATION

By

                                            Schedule I

---------------------------------------------------------------------------------------------------------------------
                                                                    Discount (as
                                    Principal                           % of        Initial Public
   Maturity        Settlement       Amount and                       Principal         Offering
     Date             Date           Currency      Interest Rate      Amount)           Price           Trustee
---------------------------------------------------------------------------------------------------------------------



A.

B.

C.

D.

E.

F.

G.

H.

Time of delivery

Place of delivery

[Other terms]

[Closing date]


NYL4A/20521 2




                                   EXHIBIT B


                              CENDANT CORPORATION

                           Administrative Procedures

                  These Administrative Procedures relate to the Offered
Securities defined in the Distribution Agreement, dated March 5, 1998 (the
"Distribution Agreement"), between Cendant Corporation (the "Company") and
Bear, Stearns & Co. Inc., Chase Securities Inc., Lehman Brothers Inc. and
Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the "Agents"), to which this Administrative Procedure is attached as Exhibit B. Defined terms used herein and not defined herein shall have the meanings given such terms in the Distribution Agreement, the Prospectus as amended or supplemented, or the applicable Indenture. As used in these Administrative Procedures, the "Indenture" refers to the Indenture pursuant to which the subject Offered
Securities are issued and the "Trustee" refers to the Trustee under such Indenture.

                  The procedures to be followed with respect to the settlement of sales of Offered Securities directly by the Company to purchasers solicited by an Agent, as agent, are set forth below. The terms and settlement details related to a purchase of Offered Securities by an Agent, as principal, from the Company will be set forth in a Terms Agreement pursuant to the Distribution
Agreement, unless the Company and such Agent otherwise agree as provided in
Section 3(b) of the Distribution Agreement, in which case the procedures to be followed in respect of the settlement of such sale will be as set forth below.
An Agent, in relation to a purchase of an Offered Security by a purchaser solicited by such Agent, is referred to herein as the "Selling Agent" and, in relation to a purchase of an Offered Security by such Agent as principal other than pursuant to a Terms Agreement, as the "Purchasing Agent."

                  The Company will advise each Agent in writing of those persons with whom such Agent is to communicate regarding offers to purchase
Offered Securities and the related settlement details.

                  Each Offered Security will be issued only in fully registered form and will be represented by either a global security (a "Global Security") delivered to the Trustee, as agent for The Depository Trust Company (the
"Depositary") and recorded in the book-entry system maintained by the Depositary (a "Book-Entry Security") or a certificate issued in definitive form
(a "Certificated Security") delivered to a person designated by an Agent, as set forth in the applicable Pricing Supplement. An owner of a Book-Entry
Security will not be entitled to receive a certificate representing such a Security, except as provided in the Indenture.






                                      B-2

                  Certificated Securities will be issued in accordance with the Administrative Procedure set forth in Part I hereof, and Book-Entry Securities will be issued in accordance with the Administrative Procedure set forth in
Part II hereof.


PART I:           ADMINISTRATIVE PROCEDURE FOR CERTIFICATED SECURITIES

Posting Rates by Company:

                  The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by and the maturity of Certificated
Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by Company:

                  Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Certificated
Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Certificated
Securities as a Purchasing Agent. The Company will have the sole right to accept offers to purchase Certificated Securities and may reject any such offer in whole or in part.

                  The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Certificated Securities. If the Company accepts an offer to purchase Certificated Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to
Company by Selling Agent:

                  After the acceptance of an offer by the Company, the Selling
Agent or Purchasing Agent, as the case may be, will communicate the following details of the terms of such offer (the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                  (1) Principal amount of Certificated Securities to be purchased;






                                      B-3

                  (2) If a Fixed Rate Certificated Security, the interest rate and the initial interest payment date;

                  (3) Maturity Date;

                  (4) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency;

                  (5) Indexed Currency, the Base Rate and the Exchange Rate
         Determination Date, if applicable;

                  (6) Issue Price;

                  (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                  (8) Net proceeds to the Company;

                  (9) Settlement Date;

                  (10) If a redeemable Certificated Security, such of the following as are applicable:

                           (i) Redemption Commencement Date,

                           (ii) Initial Redemption Price (% of par), and

                           (iii) Amount (% of par) that the Redemption Price
                  shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

                  (11) If a Floating Rate Certificated Security, such of the following as are applicable:

                           (i) Interest Rate Basis,

                           (ii) Index Maturity,

                           (iii) Spread or Spread Multiplier,

                           (iv) Maximum Rate,

                           (v) Minimum Rate,





                                      B-4


                           (vi)     Initial Interest Rate,

                           (vii)    Interest Reset Dates,

                           (viii)   Calculation Dates,

                           (ix)     Interest Determination Dates,

                           (x)      Interest Payment Dates, and

                           (xi)     Calculation Agent;

                  (12) Name, address and taxpayer identification number of the registered owner(s);

                  (13) Denomination of certificates to be delivered at settlement; and

                  (14) Name of the Trustee.

Preparation of Pricing Supplement by Company:

                  If the Company accepts an offer to purchase a Certificated
Security, it will prepare a Pricing Supplement. The Company will supply at least ten copies of such Pricing Supplement to the Selling Agent or Purchasing
Agent, as the case may be, not later 3:00 p.m., New York City time, on the second business day following the date of acceptance of such offer, or if the Company and the purchaser agree to settlement on the date of such acceptance, not later than noon, New York City time, on such date. The Company will arrange to have ten Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth business day following the date on which such Pricing Supplement is first used.

                  Pricing Supplements will be delivered to the Selling Agent or Purchasing Agent as follows:

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, NY  10167
                  Attention:  Medium-Term Note desk
                  Telephone:  212-272-5371
                  Telecopier:  212-272-6227







                                      B-5

                  Chase Securities Inc.
                  270 Park Avenue
                  New York, New York  10017
                  Attention:  Medium-Term Note Desk
                  Telephone:  212-834-4421
                  Telecopier:  212-834-6081

                  Lehman Brothers Inc.
                  3 World Financial Center
                  9th Floor
                  New York, NY  10285
                  Attention:  Brunnie Vasquez
                  Telephone:  212-526-8400
                  Telecopier:  212-528-6139

                  Merrill Lynch & Co. - Tritech Services
                  44-B Colonial Drive
                  Corporate Park 287
                  Piscataway, NJ  08854
                  Attn:  Final Prospectus Unit
                  Telephone:  (732) 885-2768
                  Telecopy:  (732) 885-2775

                     with a copy to:

                  Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated
                  North Tower
                  World Financial Center
                  New York, New York  10281
                  Attention:  MTN Product Management
                  Telephone:  212-449-7476
                  Telecopier:  212-449-2234

Delivery of Confirmation and Prospectus to Purchaser by Selling Agent:

                  The Selling Agent will deliver to the purchaser of a Certificated Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such Purchaser or its agent the Prospectus as amended or supplemented (including the Pricing Supplement) in relation to such Certificated Security





                                      B-6

prior to or with the earlier of the delivery to such purchaser or its agent of
(a) the confirmation of sale or (b) the Certificated Security.

Date of Settlement:

                  All offers solicited by a Selling Agent or made by a Purchasing Agent and accepted by the Company will be settled on a date (the
"Settlement Date") which is the third business day after the date of acceptance of such offer, unless the Company and the purchaser agree to settlement (a) on any other business day after the acceptance of such offer or (b) with respect to an offer accepted by the Company prior to 10:00 a.m., New York City time, on the date of such acceptance.

Instruction from Company to Trustee for Preparation of Certificated Securities:

                  After receiving the Sale Information from the Selling Agent or Purchasing Agent, as the case may be, the Company will communicate such Sale
Information to the Trustee by facsimile transmission or other acceptable written means.

                  The Company will instruct the Trustee by facsimile transmission or other acceptable written means to authenticate and deliver the Certificated Securities no later than 2:15 p.m., New York City time, on the Settlement Date. Such instruction will be given by the Company prior to 3:00 p.m., New York City time, on the business day prior to the Settlement Date unless the Settlement Date is the date of acceptance by the Company of the offer to purchase Certificated Securities in which case such instruction will be given by the Company by 11:00 a.m., New York City time.

Preparation and Delivery of Certificated Securities by Trustee and Receipt of
Payment Therefor:

                  The Trustee will prepare each Certificated Security and appropriate receipts that will serve as the documentary control of the transaction.

                  In the case of a sale of Certificated Securities to a purchaser solicited by an Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Selling Agent for the benefit of the purchaser or such Certificated Securities against delivery by the Selling Agent of a receipt therefor. On the Settlement
Date the Selling Agent will deliver payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Selling Agent's commission;
provided that the Selling Agent reserves the right to withhold payment for which it has not received funds from the purchaser. The Company shall not use any proceeds advanced by a Selling Agent to acquire securities.





                                      B-7


                  In the case of a sale of Certificated Securities to a Purchasing Agent, the Trustee will, by 2:15 p.m., New York City time, on the Settlement Date, deliver the Certificated Securities to the Purchasing Agent against delivery of payment for such Certificated Securities in immediately available funds to the Company in an amount equal to the issue price of the Certificated Securities less the Purchasing Agent's discount.

                  Certificated Securities will be delivered to the Agents as follows:

                  Chase Securities Inc.
                  55 Water Street
                  Room 226
                  New York, New York  10041
                  Attention:  Window 17 or 18
                  Telephone:  212-638-6787
                  Telecopier:  212-638-5618

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, NY  10167
                  Attention:  Medium-Term Note desk
                  Telephone:  212-272-5371
                  Telecopier:  212-272-6227

                  The Chase Manhattan Bank
                  4 New York Plaza
                  Ground Floor
                  New York, NY  10004
                  Attention:  Verna Covington
                  For the account of Lehman Brothers Inc.

                  Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated
                  North Tower
                  World Financial Center
                  New York, New York  10281
                  Attention:  MTN Product Management
                  Telephone:  212-449-7476
                  Telecopier:  212-449-2234








                                      B-8

Failure of Purchaser to Pay Selling Agent:

                  If a purchaser (other than a Purchasing Agent) fails to make payment to the Selling Agent for a Certificated Security, the Selling Agent will promptly notify the Trustee and the Company thereof by telephone
(confirmed in writing) or by facsimile transmission or other acceptable written means. The Selling Agent will immediately return the Certificated Security to the Trustee. Immediately upon receipt of such Certificated Security by the Trustee, the Company will return to the Selling Agent an amount equal to the amount previously paid to the Company in respect of such Certificated Security.
The Company will reimburse the Selling Agent on an adequate basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                  The Trustee will cancel the Certificated Security in respect of which the failure occurred, make appropriate entries in its records and, unless otherwise instructed by the Company, destroy the Certificated Security.


PART II:          ADMINISTRATIVE PROCEDURE FOR BOOK-ENTRY SECURITIES

                  In connection with the qualification of the Book-Entry
Securities for eligibility in the book-entry system maintained by the Depositary, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representation from the Company and the Trustee to the Depositary, dated the date hereof, and a Medium-Term Note Certificate
Agreement between the Trustee and the Depositary (the "Certificate Agreement"), and its obligations as a participant in the Depositary, including the Depositary's Same Day Funds Settlement System ("SDFS").

Posting Rates by the Company:

                  The Company and the Agents will discuss from time to time the rates of interest per annum to be borne by the maturity of Book-Entry
Securities that may be sold as a result of the solicitation of offers by an Agent. The Company may establish a fixed set of interest rates and maturities for an offering period ("posting"). If the Company decides to change already posted rates, it will promptly advise the Agents to suspend solicitation of offers until the new posted rates have been established with the Agents.

Acceptance of Offers by the Company:

                  Each Agent will promptly advise the Company by telephone or other appropriate means of all reasonable offers to purchase Offered
Securities, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, reject any





                                      B-9

offer received by it in whole or in part. Each Agent also may make offers to the Company to purchase Book-Entry Securities as a Purchasing Agent. The
Company will have the sole right to accept offers to purchase Book-Entry
Securities and may reject any such offer in whole or in part.

                  The Company will promptly notify the Selling Agent or Purchasing Agent, as the case may be, of its acceptance or rejection of an offer to purchase Book-Entry Securities. If the Company accepts an offer to purchase Book-Entry Securities, it will confirm such acceptance in writing to the Selling Agent or Purchasing Agent, as the case may be, and the Trustee.

Communication of Sale Information to the Company by Selling Agent and
Settlement Procedures:

                  A. After the acceptance of an offer by the Company, the Selling Agent or Purchasing Agent, as the case may be, will communicate promptly, but in no event later than the time set forth under "Settlement
Procedure Timetable" below, the following details of the terms of such offer
(the "Sale Information") to the Company by telephone (confirmed in writing) or by facsimile transmission or other acceptable written means:

                  (1) Principal amount of Book-Entry Securities to be purchased;

                  (2) If a Fixed Rate Book-Entry Security, the interest rate and the initial interest payment date;

                  (3) Maturity Date;

                  (4) Specified Currency and, if the Specified Currency is other than U.S. dollars, the applicable Exchange Rate for such Specified Currency (it being understood that currently the Depositary accepts deposits of Global Securities denominated in U.S. dollars only);

                  (5) Indexed Currency, the Base Rate and the Exchange Rate
         Determination Date, if applicable;

                  (6) Issue Price;

                  (7) Selling Agent's commission or Purchasing Agent's discount, as the case may be;

                  (8) Net Proceeds to the Company;




                                      B-10

                  (9) Settlement Date;

                  (10) If a redeemable Book-Entry Security, such of the following as are applicable:

                           (i) Redemption Commencement Date,

                           (ii) Initial Redemption Price (% of par), and

                           (iii) Amount (% of par) that the Redemption Price
                  shall decline (but not below par) on each anniversary of the Redemption Commencement Date;

                  (11) If a Floating Rate Book-Entry Security, such of the following as are applicable:

                           (i) Interest Rate Basis,

                           (ii) Index Maturity,

                           (iii) Spread or Spread Multiplier,

                           (iv) Maximum Rate,

                           (v) Minimum Rate,

                           (vi) Initial Interest Rate,

                           (vii) Interest Reset Dates,

                           (viii) Calculation Dates,

                           (ix) Interest Determination Dates,

                           (x) Interest Payment Dates, and

                           (xi) Calculation Agent; and

                  (12)     Name of the Trustee.

                  B. After receiving the Sale Information from the Selling
Agent or Purchasing Agent, the Company will communicate such Sale Information to the Trustee by facsimile transmission or other acceptable written means. The
Company will assign a CUSIP





                                      B-11

number to the Global Security representing such Book-Entry Security and then advise the Trustee and the Selling Agent or Purchasing Agent, as the case may be, of such CUSIP number.

                  C. The Trustee will enter a pending deposit message through the Depositary's Participant Terminal System, providing the following settlement information to the Depositary, and the Depositary shall forward such information to such Agent and Standard & Poor's Corporation:

                  (1)      The applicable Sale Information;

                  (2) CUSIP number of the Global Security representing such Book-Entry Security;

                  (3) Whether such Global Security will represent any other
         Book-Entry Security (to the extent known at such time);

                  (4) Number of the Participant account maintained by the Depositary on behalf of the Selling Agent or Purchasing Agent, as the case may be;

                  (5)      The interest payment period;

                  (6) Initial Interest Payment Date for such Book-Entry
         Security, number of days by which such date succeeds the record date for the Depositary's purposes (which, in the case of Floating Rate
         Offered Securities which reset weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Book-Entry Securities shall be the Regular
         Record Date, as defined in the Offered Security) and, if calculable at that time, the amount of interest payable on such Interest Payment
         Date per $1,000 principal amount.

                  D. The Trustee will complete and authenticate the Global
Security previously delivered by the Company representing such Book-Entry
Security.

                  E. The Depositary will credit such Book-Entry Security to the Trustee's participant account at the Depositary.

                  F. The Trustee will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary to (i) debit such Book-Entry Security to the Trustee's participant account and credit such Book-Entry Security to such Agent's participant account and (ii) debit such Agent's settlement account and credit the Trustee's settlement account for an amount equal to the price of such Book-Entry Security less such Agent's commission or discount, as applicable. The entry of such a deliver order shall





                                      B-12

constitute a representation and warranty by the Trustee to the Depositary that
(a) the Global Security representing such Book-Entry Security has been issued and authenticated and (b) the Trustee is holding such Global Security pursuant to the Certificate Agreement.

                  G. Such Agent will enter an SDFS deliver order through the Depositary's Participant Terminal System instructing the Depositary (i) to debit such Book-Entry Security to such Agent's participant account and credit such Book-Entry Security to the participant accounts of the Participants with respect to such Book-Entry Security and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Book-Entry Security.

                  H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                  I. Upon confirmation of receipt of funds, the Trustee will transfer to an account of the Company previously specified by the Company to the Trustee funds available for immediate use in the amount transferred to the Trustee in accordance with Settlement Procedure "F".

                  J. Upon request, the Trustee will send to the Company a statement setting forth the principal amount of Book-Entry Securities outstanding as of that date under the Indenture.

                  K. Such Agent will confirm the purchase of such Book-Entry
Security to the purchaser either by transmitting to the Participants with respect to such Book-Entry Security a confirmation order or orders through the Depositary's institutional delivery system or by mailing a written confirmation to such purchaser.

                  L. The Depositary will, at any time, upon request of the Company or the Trustee, promptly furnish to the Company or the Trustee a list of the names and addresses of the Participants for whom the Depositary has credited Book-Entry Securities.

Preparation of Pricing Supplement:

                  If the Company accepts an offer to purchase a Book-Entry
Security, it will prepare a Pricing Supplement reflecting the terms of such Book-Entry Security and arrange to have delivered to the Selling Agent or Purchasing Agent, as the case may be, at least ten copies of such Pricing
Supplement, not later than 3:00 p.m., New York City time, on the second
Business Day following the receipt of the Sale Information, or if the Company and the purchaser agree to settlement on the Business Day following the date of acceptance, not later than noon, New York City time, on such date. The Company will arrange to have ten





                                      B-13

Pricing Supplements filed with the Commission not later than the close of business of the Commission on the fifth Business Day following the date on which such Pricing Supplement is first used.

                  Pricing Supplements will be delivered to the Selling Agent or Purchasing Agent as follows:

                  Chase Securities Inc.
                  270 Park Avenue
                  New York, New York  10017
                  Attention:  Medium-Term Note Desk
                  Telephone:  212-834-4421
                  Telecopier:  212-834-6081

                  Bear, Stearns & Co. Inc.
                  245 Park Avenue
                  New York, NY  10167
                  Attention:  Medium-Term Note Desk
                  Telephone:  212-272-5371
                  Telecopier:  212-272-6227

                  Lehman Brothers Inc.
                  3 World Financial Center
                  9th Floor
                  New York, NY  10285
                  Attention:  Brunnie Vasquez
                  Telephone:  212-526-8400
                  Telecopier:  212-528-6139

                  Merrill Lynch & Co. - Tritech Services
                  44-B Colonial Drive
                  Corporate Park 287
                  Piscataway, NJ  08854
                  Attn:  Final Prospectus Unit
                  Telephone:  (732) 885-2768
                  Telecopy:  (732) 885-2775






                                      B-14

                     with a copy to:

                  Merrill Lynch & Co.,
                  Merrill Lynch, Pierce, Fenner &
                    Smith Incorporated
                  North Tower
                  World Financial Center
                  New York, New York  10281
                  Attention:  MTN Product Management
                  Telephone:  212-449-7476
                  Telecopier:  212-449-2234

Delivery of Confirmation and Prospectus
to Purchaser by Selling Agent:

                  The Selling Agent will deliver to the purchaser of a Book-Entry Security a written confirmation of the sale and delivery and payment instructions. In addition, the Selling Agent will deliver to such purchaser or its agent the Prospectus as amended or supplemented (including the Pricing
Supplement) in relation to such Book-Entry Security prior to or with the earlier of the delivery to such purchaser or its agent of (a) the confirmation of sale or (b) the Book-Entry Security.

Date of Settlement:

                  The receipt by the Company of immediately available funds in payment for a Book-Entry Security and the authentication and issuance of the Global Security representing such Book-Entry Security shall constitute
"settlement" with respect to such Book-Entry Security. All orders accepted by the Company will be settled on the third Business Day pursuant to the timetable for settlement set forth below unless the Company and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement Procedure Timetable:

                  For orders of Book-Entry Securities solicited by an Agent, as agent, and accepted by the Company for settlement on the first Business Day after the sale date, Settlement Procedures "A" through "I" set forth above shall be completed as soon as possible but not later than the respective times
(New York City time) set forth below:









                                      B-15

Settlement
Procedure                     Time


A    5:00 p.m.    on the Business Day following the acceptance of an
                  offer by the Company or 10:00 a.m. on the Business
                  Day prior to the settlement date, whichever is earlier

B    12:00 noon   on the sale date

C    2:00 p.m.    on the sale date

D    9:00 a.m.    on settlement date

E   10:00 a.m.    on settlement date

F-G  2:00 p.m.    on settlement date

H    4:45 p.m.    on settlement date

I    5:00 p.m.    on settlement date


                  If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "B" and "C" shall be completed as soon as practicable but not later than 2:00 p.m. on the first Business Day after the sale date. If the initial interest rate for a Floating Rate Book-Entry Security has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 2:00 p.m. on the second Business Day before the settlement date. Settlement Procedure "H" is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                  If settlement of a Book-Entry Security is rescheduled or cancelled, the Trustee, upon obtaining knowledge thereof, will deliver to the Depositary, through the Depositary's Participation Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business
Day immediately preceding the scheduled settlement date.

Failure to Settle:

                  If the Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Security pursuant to Settlement Procedure "F", the Trustee may deliver to the Depositary, through the Depositary's Participant
Terminal System, as soon as practicable a withdrawal message instructing the Depositary to debit such Book-Entry Security to the Trustee's participant account, provided that the Trustee's participant account contains a principal amount of the Global Security representing such Book-Entry Security that is at least





                                      B-16

equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Securities represented by a Global
Security, the Trustee will mark such Global Security "cancelled", make appropriate entries in the Trustee's records and send such cancelled Global
Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP Service Bureau procedures, be cancelled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Securities represented by a Global
Security, the Trustee will exchange such Global Security for two Global
Securities, one of which shall represent such Book-Entry Security or Securities and shall be cancelled immediately after issuance and the other of which shall represent the remaining Book-Entry Securities previously represented by the surrendered Global Security and shall bear the CUSIP number of the surrendered
Global Security.

                  If the purchase price for any Book-Entry Security is not timely paid to the Participants with respect to such Book-Entry Security by the beneficial purchaser thereof (or a person, including an indirect participant in the Depositary, acting on behalf of such purchaser), such participants and, in turn, the Agent for such Book-Entry Security may enter deliver orders through the Depositary's Participant Terminal System debiting such Book-Entry Security to such participant's account and crediting such Book-Entry Security to such Agent's account and then debiting such Book-Entry Security to such Agent's participant account and crediting such Book-Entry Security "free" to the Trustee's participant account and shall notify the Company and the Trustee thereof. Thereafter, the Trustee will (i) immediately notify the Company of such order and the Company shall transfer to such Agent funds available for immediate use in an amount equal to the price of such Book-Entry Security which was transferred to the Company in accordance with Settlement Procedure I, and
(ii) deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than default by the applicable Agent to perform its obligations hereunder or under the Distribution Agreement, the Company will reimburse such Agent on an equitable basis for the loss of its use of funds during the period when the funds were credited to the account of the Company.

                  Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Security, the Depositary may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry
Securities to have been represented by a Global Security, the Trustee will provide, in accordance with Settlement Procedure "D" for the authentication and issuance of a Global Security representing the other Book-Entry Securities to have been represented by such Global Security and will make appropriate entries in its records. The Company will, from time to time, furnish the Trustee with a sufficient quantity of Offered Securities.





                                   EXHIBIT C



                            Restrictions on Sale of
                               Medium-Term Notes



                  No Offered Securities denominated in a currency other than United States dollars will be sold or offered for sale in the country issuing such currency.



